Exhibit 99.1
The acquisition will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations. Under the purchase method of accounting, the total purchase price will be allocated to the assets acquired and liabilities assumed of Syscon based on their respective fair values. A preliminary allocation of the purchase costs has been made for major categories of assets and liabilities in the accompanying pro forma financial statements based on estimates. A final determination of these fair values will reflect our consideration of valuations prepared by third-party appraisers and may include an adjustment to the amounts recorded for the value of inventory, plant and equipment and identifiable intangible assets. The purchase price is subject to certain purchase price adjustments based upon adjustments for working capital. No adjustments have been made in the unaudited condensed consolidated financial information for these purchase price adjustments or post-closing obligations because such amounts are not determinable. Any final adjustments to the purchase price or the estimated fair values of the assets purchased will change the allocations of purchase price and could result in changes to the unaudited pro forma consolidated financial statements, and the changes could be material.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2007

	Securus (Unaudited)	Syscon (Unaudited)			Pro Forma as Adjusted
	Three Months ended	Three Months ended	Adjustments Related		Three Months ended
	March 31, 2007	March 31, 2007	to the Transactions		March 31, 2007
	(Dollars in thousands)
Operating revenues	$103,659	$4,251	$767	(2)	$108,677
Operating costs and expenses:
Cost of revenues	79,569	3,996			83,565
Selling, general and administrative	13,374	356			13,730
Professional fees	0	311			311
Depreciation and amortization	8,485	363	62	(3)	8,910
Employee profit sharing		336			336
Compensation expense on employee restricted stock	23	—			23

Total operating costs and expenses	101,451	5,362	62		106,875

Income (loss) from operations	$2,208	$(1,111)	$705		$1,802
Other (income) expense:
Interest and other expenses, net	$7,218	$491	$1,612	(4)	$9,321

Total other (income) expense	7,218	491	1,612		9,321
Loss from continuing operations before income taxes	$(5,010)	$(1,602)	$(907)		$(7,519)

Income tax expense (benefit)	366	(668)	(25)	(5)	(327)

Net loss applicable to common stockholders	$(5,376)	$(934)	$(882)		$(7,192)

Other Pro Forma Combined Financial Data:
Total capital expenditures	$5,072	$402			$5,474

See notes and adjustments starting on page 6.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2006

					Pro Forma as
	Securus (Unaudited)	Syscon (Unaudited)			Adjusted
	Three Months ended	Three Months ended	Adjustments Related		Three Months ended
	March 31, 2006	March 31, 2006	to the Transactions		March 31, 2006
	(Dollars in thousands)
Operating revenues	$98,836	$5,732	$(1,373)	(2)	$103,195
Operating costs and expenses:
Cost of revenues	75,367	3,214			78,581
Selling, general and administrative	12,442	710			13,152
Professional fees	0	169			169
Depreciation and amortization	6,728	157	268	(3)	7,153
Employee profit sharing		1,001			1,001
Compensation expense on employee restricted stock	28	—			28

Total operating costs and expenses	94,565	5,251	268		100,084

Income (loss) from operations	$4,271	$481	$(1,641)		$3,111
Other (income) expense:
Interest and other expenses, net	$6,931	$5	$1,631	(4)	$8,567

Total other (income) expense	6,931	5	1,631		8,567
Income (loss) from continuing operations before income taxes	$(2,660)	$476	$(3,272)		$(5,456)

Income tax expense (benefit)	248	151	(145)	(5)	254

Net income (loss) applicable to common stockholders	$(2,908)	$325	$(3,127)		$(5,710)

Other Pro Forma Combined Financial Data:
Total capital expenditures	$7,120	$212			$7,332

See notes and adjustments starting on page 6.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2006

					Pro Forma as
	Securus (Audited)	Syscon (Unaudited)			Adjusted
	Twelve Months ended	Twelve Months ended	Adjustments Related		Twelve Months ended
	December 31, 2006	December 31, 2006(1)	to the Transactions		December 31, 2006
	(Dollars in thousands)
Operating revenues	$400,600	$22,572	$(124)	(2)	$423,048
Operating costs and expenses:
Cost of revenues	308,802	14,447			323,249
Selling, general and administrative	52,274	2,871			55,145
Professional fees	0	883			883
Depreciation and amortization	30,258	1,135	565	(3)	31,958
Employee profit sharing		1,379			1,379
Impairment of property & equipment		478			478
Compensation expense on employee restricted stock	113	—			113

Total operating costs and expenses	391,447	21,193	565		413,205

Income (loss) from operations	$9,153	$1,379	$(689)		$9,843
Other (income) expense:
Interest and other expenses, net	$27,811	$883	$6,464	(4)	$35,158

Total other (income) expense	27,811	883	6,464		35,158
Income (loss) from continuing operations before income taxes	$(18,658)	$496	$(7,153)		$(25,315)

Income tax expense (benefit)	1,461	243	(266)	(5)	1,438

Net income (loss) applicable to common stockholders	$(20,119)	$253	$(6,887)		$(26,753)

Other Pro Forma Combined Financial Data:
Total capital expenditures	$27,176	$781			$27,957

See notes and adjustments starting on page 6.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
Trailing Twelve Months Ended March 31, 2007

	Pro Forma as	Pro Forma as	Less: Pro Forma as	Pro Forma as
	Adjusted Twelve	Adjusted Three	Adjusted Three	Adjusted
	Months ended	Months ended	Months ended	Twelve Months ended
	December 31,	March 31,	March 31,	March 31,
	2006	2007	2006	2007
	(Dollars in thousands)
Operating revenues	$423,048	$108,677	$103,195	$428,530
Operating costs and expenses:
Cost of revenues	323,249	83,565	78,581	328,233
Selling, general and administrative	55,145	13,730	13,152	55,723
Professional fees	883	311	169	1,025
Depreciation and amortization	31,958	8,910	7,153	33,715
Employee profit sharing	1,379	336	1,001	714
Impairment of property & equipment	478	—	—	478
Compensation expense on employee restricted stock	113	23	28	108

Total operating costs and expenses	413,205	106,875	100,084	419,996

Income from operations	$9,843	$1,802	$3,111	$8,534
Other (income) expense:
Interest and other expenses, net	$35,158	$9,321	$8,567	$35,912

Total other (income) expense	35,158	9,321	8,567	35,912
Loss from continuing operations before income taxes	$(25,315)	$(7,519)	$(5,456)	$(27,378)

Income tax expense (benefit)	1,438	(327)	254	857

Net loss applicable to common stockholders	$(26,753)	$(7,192)	$(5,710)	$(28,235)

Other Pro Forma Combined Financial Data:
Total capital expenditures	$27,957	$5,474	$7,332	$26,099

See notes and adjustments starting on page 6.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of March 31, 2007

			As of March 31, 2007
			Adjustments Related		Pro Forma
	Securus	Syscon	to the Transactions		Combined
	(Dollars in thousands)
ASSETS
Current assets
Cash and cash equivalents	436	5,743	(5,743)	(6)	436
Restricted cash	1,478	—			1,478
Accounts receivable, net	67,878	1,820			69,698
Prepaid expenses and other current assets	4,609	1,902			6,511
Unbilled revenue	—	761			761
Deferred tax assets	5,155	—			5,155

Total current assets	$79,556	$10,226	$(5,743)		$84,039
Property and equipment, net	44,427	878			45,305
Deferred financing costs	6,703	—	5,500	(4)	12,203
Due from related parties and notes receivable	—	4,091	(4,091)	(8)	—
Goodwill, net	37,936	—	42,868	(7)	80,804
Intangible and other assets, net	90,776	8,808	5,845	(7)	105,429

Total assets	$259,398	$24,003	$44,379		$327,780

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	42,486	1,548			44,034
Due to related parties		4,917	(4,917)	(8)	—
Loans payable		6,929	(6,929)	(8)	—
Accrued liabilities	33,983	373	—		34,356
Deferred revenue and customer advances	9,990	1,187	(79)	(9)	11,098

Total current liabilities	$86,459	$14,954	$(11,925)		$89,488
Deferred income taxes	8,549	2,285	5,568	(10)	16,402
Long-term debt	219,942	8,073	39,427	(11)	267,442
Other long-term liabilities	1,675				1,675

Total liabilities	$316,625	$25,312	$33,070		$375,007
Total stockholders’ equity	(57,227)	(1,309)	11,309	(12)	(47,227)

Total liabilities and stockholders’ equity	$259,398	$24,003	$44,379		$327,780

See notes and adjustments starting on page 6.

Notes and Adjustments
(dollars in thousands)
1.	Derived by adding the audited combined statement of operations from July 1, 2005 to June 1, 2006, the audited consolidated statement of operations for the period from June 2, 2006 to June 30, 2006, the unaudited consolidated statement of operations for six months ended December 31, 2006, and subtracting thereform the unaudited consolidated statement of operations for six months ended December 31, 2005.

2.	Operating revenues

Adjustments reflect the net effect on revenues resulting from the allocation under SFAS 141 of a portion of the purchase price to the fair value of in process operating contracts, customer agreements, and the related deferred revenue of Syscon. The fair value of operating contracts, customer agreements, and related deferred revenue represent the remaining amounts to be billed under the acquired contractual obligations, reduced by the estimated direct and incremental costs to complete the contract and an allowance for the normal profit margin related to the activities that will be performed. The fair value of the operating contracts, customer agreements, and deferred revenue is amortized to revenues using the percentage of completion method of accounting:

	Three Months Ended	Three Months Ended	Year Ended
	March 31, 2007	March 31, 2006	December 31, 2006
Impact of purchase accounting adjustment to Syscon’s revenue related to the transactions	$(2)	$(1,373)	$(3,583)
Historical impact of purchase accounting adjustment to Syscon’s revenue related to 2006 reorganization	769	0	3,459

Total pro forma adjustment to operating revenues	$767	$(1,373)	$(124)

3.	Depreciation and Amortization

Adjustment reflects the amortization of intangible assets with definite lives over their useful lives. The useful life of a intangible asset is the period over which the asset is expected to contribute directly or indirectly to the future cash flows of our business. In estimating the useful lives of the intangible assets, management considered many factors including:
•	The expected use of the assets;

•	The expected useful life of another asset or group of assets to which the useful life of the tangible or intangible asset may relate;

•	Any legal, regulatory, or contractual provisions that may limit the useful life;

•	The effect of obsolescence, demand, competition and other economic factors; and

•	The level of maintenance required to obtain the future cash flows from the asset.
Based on the assessment of these factors, management assigned the average useful lives, which resulted in the following pro forma adjustments to amortization based on the allocation of fair values to identifiable intangible assets of Syscon:

	Three Months Ended March 31, 2007
				Pro Forma
	Useful	Pro Forma	Historical	Adjustment to
	Life	Amortization	Amortization	Amortization
Fair value of trademarks	5.0	$50	$0	$50
Fair value of software and other intangibles	5.0	375	363	12

Total		$425	$363	$62

	Three Months Ended March 31, 2006
				Pro Forma
	Useful	Pro Forma	Historical	Adjustment to
	Life	Amortization	Amortization	Amortization
Fair value of trademarks	5.0	$50	$0	$50
Fair value of software and other intangibles	5.0	375	157	218

Total		$425	$157	$268

	Year Ended December 31, 2006
				Pro Forma
	Useful	Pro Forma	Historical	Adjustment to
	Life	Amortization	Amortization	Amortization
Fair value of trademarks	5.0	$200	$0	$200
Fair value of software and other intangibles	5.0	1,500	1,135	365

Total		$1,700	$1,135	$565

4. Interest and Other Expenses, net
The pro forma adjustments to interest and other expenses, net are based on the amounts borrowed and the rates assumed to be in effect at the closing of the transactions:

Three Months Ended
March 31, 2007
Interest expense of initial notes — historical (a)	$4,346
Interest expense of additional debt to fund the Syscon acquisition (b)	1,100
Interest expense of senior subordinated notes — historical (c)	2,537
Interest expense of working capital facility (d)	406
Amortization of deferred financing costs of initial notes, working capital facility, senior subordinated notes and additional debt to fund the Syscon acquisition	525

Pro forma interest expense	$8,914
Elimination of historical interest expense (e)	(7,037)
Elimination of historical amortization of deferred financing costs	(265)
Pro forma adjustment to interest and other expenses, net	$1,612

Three Months Ended
March 31, 2006
Interest expense of initial notes — historical (a)	$4,335
Interest expense of additional debt to fund the Syscon acquisition (b)	1,100
Interest expense of senior subordinated notes — historical (c)	2,147
Interest expense of working capital facility (d)	406
Amortization of deferred financing costs of initial notes, working capital facility, senior subordinated notes and additional debt to fund the Syscon acquisition	497

Pro forma interest expense	$8,485
Elimination of historical interest expense (e)	(6,617)
Elimination of historical amortization of deferred financing costs	(237)

Pro forma adjustment to interest and other expenses, net	$1,631

Twelve Months Ended
December 31, 2006
Interest expense of initial notes — historical (a)	$17,358
Interest expense of additional debt to fund the Syscon acquisition (b)	4,400
Interest expense of senior subordinated notes — historical (c)	9,152
Interest expense of working capital facility (d)	1,627
Amortization of deferred financing costs of initial notes, working capital facility, senior subordinated notes and additional debt to fund the Syscon acquisition	2,071

Pro forma interest expense	$34,608
Elimination of historical interest expense (e)	(27,153)
Elimination of historical amortization of deferred financing costs	(991)

Pro forma adjustment to interest and other expenses, net	$6,464

(a)	Includes historical amortization of original issue discount (“OID”) of $111 in the three months ended March 31, 2007, $100 in the three months ended March 31, 2006, and $418 in the twelve months ended December 31, 2006,.

(b)	Assumes that the additional debt to fund the Syscon acquisition is at par.

(c)	Includes historical amortization of fair value of warrants of $39 in the three months ended March 31, 2007, $33 in the three months ended March 31, 2006 and $141 in the twelve months ended December 31, 2006.

(d)	Amounts outstanding under our working capital facility, including additional borrowings of $7,500 to complete the acquisition of Syscon are assumed to bear interest at Prime rate of 8.25%. Interest expense of our working capital facility includes actual expenses on our letters of credit sub-facility of $36 in the three months ended March 31, 2007 and 2006 and $146 in the twelve emonths ended December 31, 2006 as well as unused line fees.

(e)	Includes $4,346 in interest expense on initial notes, $2,537 interest expense on senior subordinated notes and $154 in interest expense related to the working capital facility in the three months ended March 31, 2007, $4,335 in interest expense on initial notes, $2,147 interest expense on senior subordinated notes and $135 in interest expense related to the working capital facility in the three months ended March 31, 2006, and $17,358 in interest expense on initial notes, $9,152 interest expense on senior subordinated notes and $643 in interest expense related to the working capital facility in the twelve months ended December 31, 2006.
Deferred financing costs of $5.5 million are expected to be incurred in connection with the incurrence of additional debt to fund the Syscon acquisition. Such costs will be amortized using the interest method, over the term of the related indebtedness. The additional debt will be payable in 2011.

5.	Income Tax Expense

Due to large net operating loss carry forwards at Securus, the only significant tax impact will be from the changes to depreciation and amortization at Syscon. The following adjustments assume a 40% effective tax rate at Syscon for the quarter ended March 31, 2007, a 54% effective tax rate at Syscon for the quarter ended March 31, 2006 and a 47% effective tax rate at Syscon for the year ended December 31, 2007.

Three Months Ended
March 31, 2007
Depreciation & amortization adjustments	62

Tax adjustment @ 40%	$(25)

Three Months Ended
March 31, 2006
Depreciation & amortization adjustments	268

Tax adjustment @ 54%	$(145)

Twelve Months Ended
December 31, 2006
Depreciation & amortization adjustments	565

Tax adjustment @ 47%	$(266)

6.	Cash and Cash Equivalents

This adjustment reflects the net effect on the cash and cash equivalents balance after giving effect to the transactions assuming the closing occurred as of March 31, 2007.

Cash purchase price of outstanding Syscon capital stock	($41,000)
Financing fees and expenses	(5,500)
Acquisition related fees and expenses	(1,000)
Draw on working capital facility	7,500
Additional debt to fund the Syscon acquisition	40,000
Cash balances of Syscon not acquired	(5,743)

Change in cash and cash equivalents	($5,743)

7.	Goodwill and Other Intangible Assets

The acquisition will be accounted for using the purchase method of accounting. In accordance with SFAS 141, the total purchase price will be allocated to the assets acquired and liabilities assumed of Syscon based upon their respective fair values. A preliminary allocation of the total estimated purchase price to major categories of assets and liabilities in the accompanying pro forma financial statements has been made below. The Company has engaged a qualified independent appraiser to assist in completing a final allocation. The final allocation of the purchase price may result in significant differences from the preliminary amounts included herein. The following represents the estimated value attributable to identifiable intangibles and goodwill resulting from the transaction (and assumes that book value of tangible assets and liabilities acquired approximates fair value with the exception of deferred revenue and customer advances (see note 9)):

Purchase price of Syscon (a)	$51,000
Estimated acquisition related fees and expenses	1,000

Total purchase price	52,000
Less: book value of Syscon net (assets) / liabilities at March 31, 2007	1,309

Excess	$53,309

Preliminary allocation of fair value of identifiable intangibles:
Fair value of operating contracts and customer agreements	6,153
Fair value of trademarks	1,000
Fair value of software and other intangibles	7,500

Total identified intangibles	$14,653
Tax effect of purchase accounting adjustments (see note 10)	5,568
Plus: book value of Syscon net liabilities not acquired (see note 8)	(1,356)

Goodwill adjustment	$42,868

Total identified intangibles	$14,653
Eliminated historical Syscon intangibles	(8,808)

Intangible and other assets adjustment	$5,845

(a)	Includes $10,000 estimated fair value of 45,604 shares of our common stock and $41,000 of cash purchase price that we will deliver at closing. Does not include up to $21,000 payable to the stockholder of Syscon in the event Syscon meets certain revenue targets for the 36 months following the closing. In the event that certain revenue targets are met the relevant portion of the $21,000 payable to the Syscon stockholder would be reflected in the statement of operations in the future periods. The $10,000 estimated fair value of 45,604 shares of common stock to be delivered to the seller is preliminary and is subject to final valuation. The company has engaged a qualified independent appraiser to assist in the final valuation.

8.	Eliminations

Reflects the elimination of assets and liabilities not included in the Syscon acquisition:

Cash on balance sheet (see note 6)	$5,743
Intangible and other assets, net (see note 7)	8,808
Due from related parties	4,091
Due to related parties	(4,917)
Write-down of deferred revenue to fair market value (see note 9)	(79)
Loans payable	(6,929)
Long-term debt	(8,073)

Net liabilities eliminated	$(1,356)

9.	Deferred Revenue

Reflects the adjustment to record deferred revenue at fair value:

Deferred revenue and customer advances at Syscon	$1,187
Fair value of percent of completion based contracts	1,009
Fair value of post-contract customer support	99

Total pro forma adjustment to deferred revenue	$(79)

10.	Deferred Tax Liability

Represents long-term deferred taxes corresponding to the estimated differences between the book treatment and the tax treatment resulting from the transactions. The assumed effective tax rate for the pro forma adjustment is 38%.

Fair value of operating contracts and customer agreements	$6,153
Fair value of trademarks	1,000
Fair value of software and other intangibles	7,500

Total pro forma fair value of identifiable assets	$14,653
Effective tax rate	38%

Adjustment to long-term deferred income taxes	$5,568

11.	Long-term Debt

Reflects the repayment and incurrence of debt as follows:

Draw on working capital facility	$7,500
Additional debt to fund the Syscon acquisition	40,000

Total adjustment to long term debt (including current portion)	47,500
Long term debt of Syscon not assumed	(8,073)

Adjustment to long term debt	$39,427

12.	Stockholders’ Equity

Estimated fair value of shares issuable to Syscon stockholder	$10,000
Elimination of historical Syscon stockholders’ equity	1,309

Adjustment to stockholders’ equity	$11,309